UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2021, Medifast, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as described below.

(i) The number of shares voted and broker non-votes for the directors nominated for re-election to the Board are set forth below:

Director Name	For	Against	Abstained	Broker Non-Votes
Jeffrey J. Brown	8,517,021.68	396,525.00	2,649.00	1,251,038.00
Kevin G. Byrnes	8,534,416.68	379,046.00	2,733.00	1,251,038.00
Daniel R. Chard	8,287,514.67	626,030.00	2,651.01	1,251,038.00
Constance C. Hallquist	8,394,813.67	519,006.00	2,376.01	1,251,038.00
Michael A. Hoer	8,532,794.68	380,661.00	2,740.00	1,251,038.00
Scott Schlackman	8,507,044.68	406,494.00	2,657.00	1,251,038.00
Andrea B. Thomas	8,481,550.67	432,092.00	2,553.01	1,251,038.00
Ming Xian	8,409,917.68	503,160.00	3,118.00	1,251,038.00

Accordingly, each of individuals listed above were elected to the Company’s Board of Directors, each to hold office until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(ii) The stockholders voted on a proposal to ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021. The proposal was approved by a vote of stockholders as follows:

For:	10,109,257.06
Against:	52,363.62
Abstained:	5,613.00

(iii) The stockholders voted on a proposal to approve on an advisory basis the compensation of the Company’s named executive officers as set forth in the proxy statement for the Annual Meeting. The proposal was approved by a vote of the stockholders as follows:

For:	8,651,595.06
Against:	244,599.62
Abstained:	20,001.00
Broker Non-Votes:	1,251,038.00

Item 8.01.	Other Events.

On June 3, 2021, the Company issued a press release announcing the declaration of a cash dividend by the company’s Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 3, 2021 titled “Medifast, Inc. Announces Quarterly Dividend”
104.1	Cover Page Interactive Data File (embedded within the Inline XBRLDocument)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer
Dated: June 3, 2021

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